UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 21, 2003

DISCOVERY INVESTMENTS, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-26175
(Commission File Number)

88-0409151
(IRS Employer Identification No.)

6767 Tropicana Avenue, Suite 207, Las Vegas, NV 89103
(Address of principal executive offices and Zip Code)

702.248.1047
(Registrant's telephone number, including area code)

not applicable
(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure

On January 31, 2003, we filed our Form 10-QSB Quarterly Report for the period ended September 30, 2002 with the United States Securities and Exchange Commission. In connection with the new legislation that requires our Chief Executive Officer and Chief Financial Officer to certify periodic reports that contain financial statements, we have attached as exhibit 99.1 to this Form 8-K Current Report the Certification of the President, Chief Executive Officer and Chief Financial Officer.

Exhibits

99.1 Certification dated January 31, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DISCOVERY INVESTMENTS, INC.

By: /s/ Donald Bell
Donald Bell
President, Chief Executive Officer
and Chief Financial Officer
Date: January 31, 2003